Technologies to enable clean efficient energy Investor Presentation September 2020

SAFE HARBOR This presentation contains “forward-looking statements” as defined in Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect Fuel Tech’s current expectations regarding future growth, results of operations, cash flows, performance and business prospects, and opportunities, as well as assumptions made by, and information currently available to, our management. Fuel Tech has tried to identify forward-looking statements by using words such as “anticipate,” “believe,” “plan,” “expect,” “estimate,” “intend,” “will,” and similar expressions, but these words are not the exclusive means of identifying forward- looking statements. These statements are based on information currently available to Fuel Tech and are subject to various risks, uncertainties, and other factors, including, but not limited to, those discussed in Fuel Tech’s Annual Report on Form 10-K in Item 1A under the caption “Risk Factors,” and subsequent filings under the Securities Exchange Act of 1934, as amended, which could cause Fuel Tech’s actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Fuel Tech undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. Investors are cautioned that all forward- looking statements involve risks and uncertainties, including those detailed in Fuel Tech’s filings with the Securities and Exchange Commission. 2

BUSINESS OVERVIEW

Emissions Control and Water Treatment Solutions

Revenue by Segment

Full Year 2019


46%
54%

1H 2020


38%
62%

Air Pollution Control

- Low cap-ex NO_X and Particulate Control solutions; 30% - 85% emissions reduction
- Capital project sale, typically fixed-price, with turn-key capabilities
- Typical customers: fossil fuel-fired utilities and industrial boilers
- Global presence and brand; 1,000+ installations

FUEL CHEM® / Chemical Technologies

- TIFI® Targeted In-Furnace Injection™ process promotes boiler efficiency, reliability and environmental status by reducing slag, SO_3, NO_X, ABS, PM2.5, and CO_2
- Effective on coal, oil, biomass, and municipal solid waste
- Provides Fuel Flexibility: customers can burn more economical fuel
- Annuity model; average customer tenure of greater than 5 years

DGI™ Dissolved Gas Infusion Technology (New)

- Exclusive license agreement with Kadance Corporation provides innovative alternative to current water aeration technologies
- Optimizes environmental remediation by enhancing chemical and biological processes

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INVESTMENT SUMMARY ▪ 50%+ SG&A reduction following a four-year program of focused restructuring activities ▪ New cost structure allows us to profitably leverage top line growth; breakeven revenue is $28 – $32 M depending on product segment mix ▪ Expect a return to more normalized revenue levels, post 2020 as the impact of COVID-19 lessens ▪ Suspension of China APC operations announced early in 2019 ▪ Eliminated $2.0 M in annual associated operating losses ▪ Repatriated $1.0 M as of June 30, 2020, with further repatriation expected in 2H 2020 ▪ COVID delayed APC order flow ▪ Expect to close $10 - $15M in new awards by YE 2020; longer-term global sales pipeline of $50 - $75 M ▪ Capitalizing on shift towards the use of natural gas as the dominant fuel used for power generation ▪ FUEL CHEM® expected to show improved performance in 2H 2020 vs. 1H 2020 as economic activity and related power generation recovers from COVID ▪ Installed system at three new coal-fired units in Q3 2020 ▪ Historic 48-50% gross margin ▪ Strong balance sheet, with $11.3 M in cash and $1.6 M in debt (PPP loan) 4

GROWING MARKET AND GLOBAL FOOTPRINT

FUEL TECH
Technologies to enable clean efficient energy

- The global air pollution control systems market was valued at USD $67.8 billion in 2019 and is expected to reach $101.2 billion by 2027, a CAGR of 5.2%. (1)

- Market growth driven by government regulations, rising pollution levels, population growth, and growing respiratory issues. (2)

- ~95% of the global population resides in areas exceeding the World Health Organization's guideline for healthy air. (2)

- Nearly half of the world's population lives in areas that do not meet the minimum levels of PM2.5, set by the WHO. (2)

Solutions Installed in 26 Countries



1,200+ Installations Across Four Continents

180,500 MW

30+ Year History of Service and Accountability

(1) https://thedailychronicle.in/news/869241/air-pollution-control-systems-market-is-thriving-worldwide-2020-2027-top-companies-flsmidth-co-a-s-elex-ag-mutares-ag-babcock-wilcox-enterprises-inc-a-hamon-kc-cottrel/

(2) https://www.grandviewresearch.com/industry-analysis/air-pollution-control-systems-market

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INNOVATIVE TECHNOLOGY, ENGINEERING AND DESIGN 3-D Visualization Creates Custom Solutions ▪ Proprietary Software with Strong IP Protection; Patented Technology – Provides an intuitive interaction between the Models and Design Engineers ▪ Computational Fluid Dynamics (CFD) Model – Customized for each boiler; 800+ models created ▪ Chemical Kinetics Code – Predicts chemical reactions along a specific particle path ▪ Injection Modeling – Tuned to a variety of Fuel Tech injector solutions ▪ Cold Flow Modeling – Highly accurate physical models that replicate gas flows, injection patterns, etc. 6

DIVERSE, CUSTOMIZABLE PORTFOLIO OF LOW CAP-EX EMISSIONS CONTROL SOLUTIONS ® ® > ASCR : Advanced SCR: Combines LNB, OFA, SNCR, AIG, > ULTRA : Safe Ammonia Generation System >TIFI® Targeted In-Furnace Injection™: Chemical injection GSG™ + Catalyst > SCR: Selective Catalytic Reduction programs used to target slag control, SO3 mitigation, and fuel > AIG: Ammonia Injection Grid > SNCR: Selective Non-Catalytic Reduction flexibility > GSG™: Graduated Straightening Grid > SCR Services: optimizing process design, catalyst >ESP: Electrostatic precipitator for PM control > HERT™: High Energy Reagent Technology™ selection, improving the overall performance of SCR >Redox: Redox additives for mercury control in Wet Flue Gas > LNB: Low NOx Burners > Static Mixer: Equipment used to mix temperature, De-Sulfurization (FGD) scrubber ® > NOxOUT : SNCR using high momentum injectors velocity, and NOx to optimize SCR performance ahead >Flue Gas Conditioning: Chemical injection of sulfur trioxide > OFA: Over-Fire Air of the AIG and ammonia to improve ESP performance 7

AIR POLLUTION CONTROL SEGMENT Representative Solutions and Results SCR Systems ULTRA ® Systems NOx Installed on 1,200+ combustion units Patented, state-of-the-art proprietary technologies 60-80% 60-80% Multi-pollutant control solutions created from a variety of combustion sources utilizing a wide variety of fuel inputs Customized NOx Combustion Modifications/ Over-fire Air (OFA) control systems ® NOx- OUT SNCR Particulate matter NOx 75% NO control systems x Proprietary urea-to-ammonia conversion technology 25-40% Before After 25-40% 8

BLUE CHIP CLIENT BASE UTILTY INDUSTRY GLOBAL 9

AIR POLLUTION CONTROL SEGMENT APC Revenues ($ in MMs) $38.4 ▪ Award activity slower than expected in 2020 due to COVID-19 driven delays $14.1 ▪ Secured $2.2 M of new awards in Q3 2020 $10.6 $3.1 ▪ Pursuing global sales pipeline of ~ $50-75 M; expect to close $10-15 M of new awards in late 2020 or early 2021 2018 2019 1H 2019 1H 2020 ▪ Capitalizing on the flexibility of our solutions portfolio as APC Gross Profit / Margin the fuel mix remains in favor of natural gas ($ in MMs) $11.0 ▪ Lingering regulatory uncertainty despite “coal-friendly” $3.7 $2.8 posture of administration with Affordable Clean Energy 28.7% 35.2% $1.2* 29 34 20.1% Rule proposal from EPA. % % 38.2% 2018 2019 1H 2019 1H 2020 * Excludes $1.1 million charge associated with a previously disclosed equipment warranty liability with a U.S. customer. 10

AIR POLLUTION CONTROL SEGMENT Overview and U.S. Market Drivers Domestic Drivers ▪ Gas Turbine and Small Gas Engine demand for SCR and ULTRA systems driven by permits for new units and retrofit regulatory requirements • actively involved with turbine and engine suppliers, Heat Recovery Steam Generator manufacturers, and system integrators to capitalize on this trend ▪ Evolving Gas Turbine opportunities: • universities, large hospitals (Combined Heat & Power upgrades) • steel industry (greenfield projects and modernization) • data Centers (gas turbines for backup power) ▪ Small Gas Engine Opportunities: 34 • plug-and-play small engine SCR solutions for the distributed power % generation market and for other stationery applications 11

AIR POLLUTION CONTROL SEGMENT International Market Drivers ▪ Europe – Opportunities driven by BREF (Best Available Reference Technology); guidelines issued in August 2017 with a compliance timeline through 2020 and beyond – Guidelines reduced target NOx emissions from current levels – Timeline to be extended by 1-3 years due to slow adoption and dependence on funding, and to the impact of COVID0 – Level of new inquiries in 2020 remains high, primarily from clients in western European countries pursuing projects in Europe and internationally ▪ India – Licensed SNCR Technology to India’s ISGEC Heavy Engineering Ltd. (June ‘16) • India government has adopted a phased-in compliance program due to cost constraints, targeting particulate matter first, with SO2 and NOx to follow • SNCR inquiries to materialize if government maintains regulatory requirements • Following opportunities to sell low-cost FCG technology to reduce particulate emissions as an alternative to high capital cost bag house or ESP re-build projects ▪ South Africa and Mexico: developing geographies for our solutions portfolio that could offer benefit in the future 12

THE U.S. IS MOVING AWAY FROM COAL AND SO IS FUEL TECH U.S. Electricity Generation by Major Energy Source (1950-2019) Fuel Tech Revenue by Fuel Source 2010 2019 10% 29% 2018 Coal = 1,847 BN KWh Coal = 966 BN KWh Natural Gas = 988 BN KWh Natural Gas = 1,582 KWh 60% 5% 2019 22% 73% 2019 Coal Natural Gas Other 13

FUEL CHEM® SEGMENT ▪ United States: technology is used primarily to support cost FUEL CHEM Revenues reduction efforts of coal-fired utility power plant owners by ($ in MMs) allowing the use of lower cost fuel to remain competitive • new units installed Q2 2019 and Q3 2020 $18.1 $16.4 • added incremental revenue at historic gross margin of ~50% $8.5 ▪ Europe: focus on biomass and MSW $5.0 ▪ Mexico: focus on oil-fired units burning high sulfur fuel oil ▪ Southeast Asia: 2018 2019 1H 2019 1H 2020 • RECOVERY CHEM® technology via our licensee Amazon Papyrus for pulp & paper Gross Profit / Margin • Coal-fired plants $9.0 $8.0 FUEL CHEM provides plants with the flexibility to burn lower cost fuels while adhering to strict emissions control mandates 34 29 $4.2% 49.8%% 48.8% $2.1 49.2% 41.3% Powder Appalac Illinois River Biomass 2018 2019 1H 2019 1H 2020 hian Basin Basin 14

TIFI® BIO PROGRAM TREATMENT BENEFITS ® Removes thick and stubborn Boiler Before TIFI Bio Boiler After TIFI® Bio slag deposits Improves results of soot blowing 40% Reduction in Enhances long-term operability Downtime * Addresses slagging, fouling, and corrosion due to potassium, sodium and chlorides Increases time between Yard Waste * Demo Waste * Logging & Mill Residue cleaning cycles Wood Chips * Switch Grass * Forest Residue * https://www.ftek.com/images/ftek/media/en-US/pdfs/Literature/FT-TIFI-Bio.pdf 15

FUEL CHEM® SEGMENT TIFI® Targeted In-Furnace Injection™ Programs Mitigate SO3 Punta Prieta / La Paz, Mexico Improve Fuel Flexibility Before TIFI 6 Hours Later Reduce Slagging and Fouling 6 Hours Later Heat Rate Improvements CO2 Reduction SO3 Mitigation Minimize LPA (Large Particle Ash) Reduce Air Heater Pressure By targeting the problem Long-Term Opportunity Drop areas of a furnace instead of targeting the Reduce ABS fuel, the performance ▪ Pursuing opportunity with partner in Mexico to burn (Ammonium Bisulfate) and cost effectiveness of high-sulfur fuel oil produced by Pemex SCR Catalyst Life Extension TIFI® programs are ▪ At present, this oil is largely being burned without significantly improved. pollution control measures ▪ Our partner working closely with CFE to expand our current programs to other sites that burn this product 16

DGI TM DISSOLVED GAS INFUSION TECHNOLOGY ▪ Exclusive license (Kadance Corporation) for North America use of micro-nanobubble ▪ dissolved gas technology for specified Proprietary nozzle technology delivers markets supersaturated O2 solutions and other gas-water ▪ Kadance is active in municipal wastewater combinations treatment, with a focus on delivering biological solutions to this market ▪ Water and wastewater applications: remediation, treatment, biological activity, and odor management ▪DGI is applicable for ▪ Strategic fit to FTEK’s existing technology the delivery of any base and established sales channels treatment gas into a liquid via a carrier ▪ Target demonstration by YE 2020 stream 17

HIGHLY EFFICIENT PROCESS FOR WASTEWATER MANAGEMENT SYSTEM BENEFITS ▪ Operating costs up to 50% lower than conventional aeration ▪ Can deliver a solution with dissolved O2 content up to 40x that of conventional aeration ▪ Modular, compact, scalable systems for rapid deployment ▪ Patent pending saturator design to maximize efficiency ▪ Treating 10% of wastewater volume can provide 100% treatment ▪ Nozzles accessible at edge of basin or lagoon for maintenance and safety Targeted Industries Utilities Pulp & Paper Oil & Gas Steel Aquaculture and Algae Control 18

SUSPENSION OF BEIJING FUEL TECH OPERATIONS ▪ Commenced January 2019; expected completion 1H 2021 ▪ Driven by competition-induced margin erosion and continued losses ▪ Focusing on cash collections ▪ $4.1 M decline in trade receivables (1/1/19 – 6/30/20) ▪ Eliminating ~ $2.0 M in operating losses ▪ ~$2.0- $2.5 M for available for repatriation ▪ More than $1.0 M repatriated in 1H 2020 19

FINANCIAL OVERVIEW ($ in Thousands) 6 Mos. 6 Mos. Statement of Operations Summary Q2 2020 Q2 2019 2020 2019 Revenues $4,401 $8,948 $8,179 $19,103 Cost of Sales $3,799 $5,050 $6,050 $11,191 Selling, general and administrative expenses $2,755 $4,455 $6,641 $8,913 Operating loss from continuing ops $(2,424) $(843) $(5,107) $(2,148) Net loss from continuing ops $(2,544) $(936) $(5,111) $(2,215) Net loss per share from continuing ops $(0.10) $(0.04) $(0.21) $(0.049) Balance Sheet Summary June 30, 2020 December 31, 2019 Cash & Cash Equivalents $ 8,254 $ 10,914 Restricted Cash $ 3,003 $ 2,587 Current Assets $ 18,372 $ 21,610 Total Assets $ 28,577 $ 32,224 Total Liabilities $ 5,367 $ 4,912 Shareholders’ Equity $ 21,130 $ 26,175 20

SUMMARY ▪ Improved cost structure, marginal debt profile ▪ Top line breakeven of $28 - $32 M ▪ APC: focused on global development for traditional markets with increasing focus on natural gas solutions ▪ FUEL CHEM: expect improved performance in 2H 2020; focus on new market segments and expanded geographies ▪ DGI: target water demonstration by YE 2020 ▪ Focus on developing new technologies and applications ▪ Continue to evolve business model to address changing energy environment and global trends. 21

THANK YOU Vince Arnone Devin Sullivan Chairman, President and CEO Senior Vice President (630) 845-4500 (212) 836-9608 varnone@ftek.com dsullivan@equityny.com 22